Exhibit 10.7

SHARE PLEDGE AGREEMENT

THIS SHARE PLEDGE AGREEMENT (“Agreement”) is made as of March 8, 2019 (the “Effective Date”), by each of BORQS Hong Kong Limited, a private company limited by shares under Hong Kong law, registered with the Companies Registry under number 1151010, with its address as of the Effective Date at Office B, 21/F, Legend Tower, 7 Shing Yip Street, Kwun Tong, Kowloon, Hong Kong (“HK Debtor”), and BORQS International Holding Corp, an exempted company limited by shares incorporated under the laws of the Cayman Islands with registered number 192127, with its registered address at PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“Cayman Debtor” and, collectively with HK Debtor, “Debtor”), and Debtor’s subsidiary, BORQS Software Solutions Private Limited, a company formed under the laws of India with company registration number U72200KA2009PTC050460 and with its principal place of business at Prestige Al-Kareem, NO.3 Edward Road, Civil Station, Corporation Division NO.72, Bangalore, Karnataka, INDIA 560052 (“Subsidiary”), in favor of Partners for Growth V, L.P., a Delaware limited partnership with its principal place of business at the date hereof at 1751 Tiburon Blvd., Tiburon, CA 94920 (“Lender”) in respect Debtor’s Ownership Interests (as defined herein) in Subsidiary.

RECITALS

A. Lender proposes to make certain loans to HK Debtor that are guaranteed (inter alia) by Cayman Debtor pursuant to that certain Amended and Restated Loan and Security Agreement of even date herewith between Debtor and Lender (the “Loan Agreement”) for the direct benefit of Debtor and the direct and indirect benefit of each of Debtor’s parent entities and subsidiaries, including the Subsidiary, which receives direct financial support from HK Debtor and Cayman Debtor, including from proceeds of such loans.

B. To secure the “Obligations”, as defined in the Loan Agreement, Debtor has agreed, subject to receipt of necessary regulatory approvals in accordance with the laws of India, to pledge to Lender the shares in Subsidiary’s equity, voting or non-voting, however expressed or denominated, and all other equity interests of each Subsidiary which Debtor now legally and beneficially owns, directly or indirectly, as initially specified in Exhibit A, or hereafter acquires an interest (the “Ownership Interests”).

C. Concurrently, Lender and Debtor are entering into a Custody Agreement with respect to Ownership Interests Debtor owns in the India Subsidiary. Any capitalized terms used without definition herein shall have the meanings assigned to them in the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound thereby, Debtor hereby agrees as follows:

1. Pledge of Collateral. To secure the prompt performance of Debtor’s Obligations (as defined in the Loan Agreement), and Debtor’s obligations hereunder, expressly subject to Section 12(g) of this Agreement, Debtor hereby transfers, assigns and pledges to Lender and grants Lender a security interest in and to (a) 100% of its Ownership Interests in all the Subsidiary (the “Pledged Interests”), (b) all cash, property, share dividends, share splits, securities, proceeds, and other property paid, distributed or distributable with respect to or received on account of the Pledged Interests, and (c) except as otherwise provided in this Agreement, all rights and privileges of Debtor with respect to each of the foregoing (collectively, the “Pledged Collateral”).

2. Certification of Ownership Interests; Delivery of the Pledged Interests. Debtor shall procure that, to the extent not prohibited by applicable law, all Ownership Interests shall be certificated and reflected in the books and records of Subsidiary, including any registers of members or shareholders required to be maintained by Subsidiary, its corporate agents, or filed with any Governmental Body. Upon demand by Lender, Debtor shall deliver to Lender (i) share certificates, certified ownership registers or such other legal evidence of ownership as is customary and legally sufficient in India, together with, as applicable under Applicable Law (ii) an Irrevocable Stock Power, instrument of transfer, registration of transfer or other legally sufficient evidence of the transfer of the Pledged Interests to Lender as security hereunder, in the forms set forth as Exhibit B to be held by Lender subject to the terms and conditions of this Agreement, provided, however, with respect to share certificates representing Ownership Interests in the Subsidiary, Debtor shall deliver such certificates to the Custodian (and such delivery shall be deemed to discharge Debtor’s certificate delivery obligations hereunder to Lender unless Lender otherwise so notifies Debtor in writing. Notwithstanding any registration of the Pledged Interests in the name of Lender, Lender holds the Pledged Interests only as security for the Obligations as described herein unless Lender acquires the Pledged Interests pursuant to Section 12 of this Agreement. Debtor shall, and Debtor shall procure that each of its Subsidiaries, duly records the pledge of the Pledged Interests to Lender in its books and records.

3. Warrants, Rights and Share Adjustments.

(a) In the event that, during the term of this Agreement, subscription warrants or other rights or options shall be issued in respect of the Pledged Interests, such rights, warrants and options shall be the property of Debtor and part of the Pledged Collateral and, if exercised by Debtor, all new stock or other securities so acquired by Debtor as they relate to the Pledged Interests then held by Debtor shall be promptly delivered to Lender (or the Custodian, as the case may be) and shall be deemed to be included within the definition of “Pledged Interests”, to be held under the terms of this Agreement in the same manner as the Pledged Interests.

(b) In the event that, during the term of this Agreement, any share dividend, reclassification, readjustment or other changes are declared or made in Subsidiary or additional shares of Subsidiary is issued to Debtor, all new, substituted and additional Ownership Interests issued by reason of any such change shall be delivered to and held by Lender or recorded under the name of Lender under the terms of this Agreement in the same manner as the Pledged Interests. In the event of substitution of such securities, Debtor and Lender shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Pledged Collateral and, upon such substitution, references to “Pledged Interests” in this Agreement shall be deemed to include the substituted Ownership Interests of each Subsidiary held by Debtor as a result thereof.

(c) In the in the event of any consolidation or merger involving Subsidiary and in which such Subsidiary is not the surviving Person, the Ownership Interests of the successor Person formed by or resulting from such consolidation or merger shall be promptly delivered to Lender and shall be deemed to be included within the definition of “Pledged Interests,” to be held under the terms of this Agreement in the same manner as the Pledged Interests.

4. Limitations on Lender’s Obligations. It is expressly agreed by Debtor that, anything herein to the contrary notwithstanding, Lender shall have no obligation or liability for the performance by Debtor of its rights or obligations as a shareholder of Subsidiary by reason of or arising out of this Agreement or the granting to Lender of the security interests provided for herein or the receipt by Lender of any payment relating hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the rights or obligations of Debtor in its capacity as a shareholder of Subsidiary or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any other party of any obligation owed to Subsidiary, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Collateral in its possession shall be to deal with it in the same manner as Lender deals with similar securities and property for its own account. Neither Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Pledged Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Pledged Collateral upon the request of Debtor or otherwise, provided that Lender shall be liable for the gross negligence and willful misconduct of its directors, officers, employees and agents.

5. Representations, Warranties and Covenants. Debtor represents, warrants to and covenants with Lender that on the Effective Date and at all times any Obligations are outstanding: (a) Debtor has full power and authority to enter into this Agreement; (b) any consent or approval which is required as a condition to the validity of this Agreement has or will been obtained; (c) this Agreement constitutes the valid and legally binding agreement of Debtor in accordance with its terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to creditors’ rights generally) and does not constitute a prohibited transfer under any law, statute, regulation or ordinance, including the Securities Act of 1933, as amended or other applicable securities Legal Requirement of any other jurisdiction applicable to Debtor or Subsidiary; (d) there is no provision of (i) any existing material mortgage, indenture, contract, subscription agreement or other agreement binding on Debtor or affecting the Ownership Interests or (ii) any Legal Requirement applicable to Debtor or Subsidiary which would materially conflict with or in any way prevent the execution, delivery or performance of the terms of this Agreement, except for any such provision which has been expressly waived or with respect to which consent has been given; (e) Debtor has good title to the Pledged Collateral and the Pledged Collateral is owned free and clear of liens and encumbrances, other than the lien created in favor of Lender under the Loan Agreement and other Permitted Liens (as defined in the Loan Agreement; (f) there are no proceedings pending or, to Debtor’s knowledge, threatened before any court or administrative agency which, in the reasonable opinion of Debtor, will materially adversely affect the authority of Debtor to enter into, or the validity or enforceability of, this Agreement; (g) Debtor will not create, incur, assume or suffer to exist any material mortgage, pledge, lien or other encumbrance of any kind, or any security interest in any of the Pledged Collateral now owned or hereafter acquired, other than Permitted Liens, without the prior written consent of Lender; (h) the share certificates for the shares of Subsidiary are the only certificates for such shares and Debtor does not hold and has not applied to Subsidiary for, duplicate stock certificates with respect to the said shares; and (i) the Pledged Interests are fully paid up and Subsidiary has no lien and will not have any lien on the Pledged Interests for so long as any Obligations remain outstanding or unperfomed.

6. Other Documents. Debtor will execute and deliver to Lender and, where required in order to effect Lender’s rights under this Agreement, will cause each Subsidiary to execute, deliver to and procure for Lender, all assignments, endorsements, powers, hypothecations, approvals, governmental registrations, consents and other documents reasonably required at any time and from time to time by Lender to perfect and maintain its perfected security interest in the Pledged Collateral. Debtor shall (and shall cause each Subsidiary), at its expense, do, make, procure and execute and deliver all acts, things, writings and assurances as Lender may at any time reasonably request to protect, assure or enforce its rights, interests and remedies created by, provided in or emanating from this Agreement. Debtor authorizes Lender to file financing statements covering the Pledged Collateral and containing such legends as Lender shall deem reasonably necessary or customary in secured lending in the jurisdictions in which the Ownership Interests reside or are deemed to reside in order to protect Lender’s security interest in the Pledged Collateral. Debtor agrees, subject to the terms of the Loan Agreement, to pay all taxes, fees and costs (including reasonable attorneys’ fees) paid or incurred by Lender in connection with the preparation, filing or recordation thereof. Debtor shall not file any amendments, correction statements or termination statements concerning the Pledged Collateral without the prior written consent of Lender.

7. Continued Possession of Collateral. To the extent that Lender has possession of the Pledged Interests, Lender shall hold possession of the Pledged Interests so long as any of the Obligations are outstanding (other than inchoate indemnification obligations). Upon the payment in full in cash and the performance of all of the Obligations (other than inchoate indemnification obligations), Lender shall release any remaining Pledged Interests to Debtor. Promptly after payment (or other performance) in full of the Obligations (other than inchoate indemnification obligations), Lender shall (at its option), at Debtor’s expense, either (a) terminate or send Debtor or its designee appropriate authority to terminate any financing statements filed in favor of Lender or other governmental registrations with respect to the Pledged Collateral, or (b) authorize Debtor or its designee to terminate any such financing statements or governmental registrations. To the extent that Lender has possession of the Pledged Interests, upon the payment (or other performance) in full of the Obligations (other than inchoate indemnification obligations), Lender shall deliver to Debtor or its designee the Pledged Interests.

8. Covenants.

(a) Debtor. Debtor agrees that, so long as this Agreement is in effect, Debtor will not, without Lender’s prior written consent or as otherwise expressly permitted by the Loan Agreement, withdraw, sell, assign, transfer, pledge or otherwise encumber the Pledged Collateral or any part thereof. If Debtor at any time becomes entitled to receive any shares or other property (other than cash) as additions to, in substitution of or in exchange for any of the Pledged Collateral, Debtor shall accept the same as Lender’s agent, shall promptly notify Lender and upon request of Lender deliver the same to Lender (or the Custodian, as appropriate) in the exact form received, with all necessary transfer instruments or stock powers, to be held as further security for the Obligations; provided that so long as no Event of Default has occurred and is continuing, Debtor shall be entitled to receive and retain any and all cash distributions and dividends and other cash otherwise received with respect to, or otherwise in connection with, the Pledged Collateral. Debtor shall procure and use its best commercial efforts in assisting Lender to secure the approval of the Reserve Bank of India (to the satisfaction of Lender) for giving effect to the pledge created under this Agreement.

(b) Subsidiary. While any Obligations remain outstanding and unperformed, Subsidiary: (i) shall comply with the provisions of the Loan Documents and shall take no action which is inconsistent with the provisions of the Loan Documents; (ii) shall not, without the prior written approval of Lender, permit the transfer or otherwise disposal of any shares or securities that are pledged and/or undertaken to not be disposed or encumbered under the finance documents, or any legal or beneficial interest in relation thereto; (iii) shall permit Lender to freely transfer the pledged shares pursuant to any enforcement by Lender in accordance with the terms of the Loan Documents, and the Board of Directors of Subsidiary shall register any transfer of pledged securities effected as a result of the enforcement of any of the rights of Lenders in accordance with the terms of this Agreement and the Deed of Undertaking; (iv) shall not borrow any monies prior to procuring Lender’s consent; (v) shall not issue any equity or any securities or other instruments that are convertible into equity, unless such equity or convertible securities or instruments are issued to the holders of the Pledged Interests and all indicia of such equity (such as share certificates) are delivered to Lender as custodian and otherwise pursuant to the Loan Documents, and Subsidiary shall reflect the interest of Lender in its books and records pertaining to such securities; (vi) except as otherwise approved by Lender in writing, Subsidiary shall not amend or modify its articles in any manner which would be inconsistent with the provisions of any of the Loan Documents or which will result in a change of ownership or change of control of Subsidiary; (vii) except as otherwise approved by Lender in writing Subsidiary shall not make pay or declare any Dividends except in accordance with the Financing Documents; and (viii) within fifteen (15) Business Days from the Effective Date, Subsidiary shall amend its Constitutional Documents (including articles of association) in form and substance acceptable to Lender to reflect the covenants and restrictions set forth in clauses (ii) through (vii), inclusive.

9. Care of Collateral. Debtor shall have all risk of loss of the Pledged Collateral. Lender shall have no liability or duty, absent gross negligence or intentional misconduct, either before or after the occurrence of an Event of Default, on account of loss of or damage to, or to collect or enforce any of its rights against, the Pledged Collateral, to collect any income accruing on the Pledged Collateral, or to preserve rights against other parties. If Lender actually receives any notices requiring action with respect to Pledged Collateral in Lender’s possession, Lender shall take reasonable steps to forward such notices to Debtor. Debtor is responsible for responding to notices concerning the Pledged Collateral, voting the Pledged Collateral, and exercising rights and options, calls and conversions of the Pledged Collateral. Except as aforesaid, Lender’s sole responsibility shall be to take such action as is reasonably requested by Debtor in writing, however, Lender is not responsible to take any action that, in Lender’s reasonable judgment, would adversely affect (other than de minimis) the value of the Pledged Collateral as security for the Obligations. While Lender is not required to take certain actions, if action is needed, in Lender’s reasonable discretion, to preserve and maintain its lien on the Pledged Collateral, Debtor authorizes Lender to take such actions, but Lender is not obligated to do so.

10. Assignment of Collateral. In addition to all other rights available to it under applicable laws or otherwise, should Lender assign or transfer the loans extended to Debtor under the Loan Agreement, Lender shall have the right to assign therewith Lender’s rights in any of the Pledged Collateral, and, subject to applicable law, any assignee or transferee shall have the rights of Lender hereunder with respect to the Pledged Collateral so assigned or transferred, and Lender shall be thereafter relieved from all duties with respect to any such Pledged Collateral to the extent of such assignment or transfer.

11. Event of Default. The occurrence of any one or more of the following events shall constitute an event of default (an “Event of Default”) under this Agreement: (a) an Event of Default under and as defined in the Loan Agreement shall have occurred; (b) any amendment to or termination of a financing statement naming Debtor as debtor and Lender as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by Debtor without the prior consent of Lender prior to the payment in full in cash and the performance of all of the Obligations (other than inchoate indemnification obligations), if such amendment or termination or correction statement would, in Lender’s reasonable business judgment, have an adverse effect on Lender as a secured party with respect to the Pledged Collateral secured thereby, (c) any registration or other recording of Lender’s security interest, lien or transfer or assignment for security is amended or terminated without Lender’s prior written consent, prior to the payment in full in cash and the performance of all of the Obligations (other than inchoate indemnification obligations), if such amendment or termination would, in Lender’s reasonable business judgment, have an adverse effect on Lender as a secured party with respect to the Collateral secured thereby; or (d) the breach of any material provision of this Agreement by Debtor or the failure by Debtor or Subsidiary to observe or perform (or the failure of Debtor to procure the performance by Subsidiary) of any of the material provisions of this Agreement, following written notice thereof (to the extent that Lender would have knowledge of such breach) and the greater of ten (10) calendar days or the applicable cure period specified in the Loan Agreement in which to cure such breach or failure; provided, however, that if such failure is reasonably susceptible of cure but cannot by its nature be cured within such ten (10) day period or cannot, after diligent attempts by Debtor, be cured within such ten (10) calendar day period, and such default is likely to be cured within a reasonable time, then Debtor shall have an additional period (which shall not in any case exceed thirty (30) calendar days) to cure such failure; provided, however, that Debtor’s right to such additional cure periods shall be conditioned upon (i) Debtor having provided Lender prompt notice of such failure, together with details as to the steps taken and proposed to be taken to cure such failure, (ii) Debtor’s undertaking to cure such failure within such additional cure periods, and (iii) Debtor providing to Lender its factual basis for believing such failure will be cured within such additional periods, and subject to Debtor’s compliance with the foregoing clauses (i) through (iii), the failure during such period to cure the default shall not be deemed an Event of Default hereunder.

12. Remedies. Subject to Section 12(g):

(a) Upon the occurrence and during the continuance of an Event of Default hereunder, Lender may, at its option, proceed to enforce this Agreement and in connection therewith may (i) declare all or any part of the unpaid Loan, together with all accrued and unpaid interest thereon, to be immediately due and payable, (ii) retain or sell all or any portion of the Pledged Collateral and apply such Pledged Collateral or the proceeds thereof against the Loan up to the limits expressly provided herein, (iii) exercise any remedies available to it under the Loan Documents and (iv) otherwise exercise all of the rights and remedies of a secured party under the Code and under other applicable laws. Without limiting the foregoing, upon the occurrence and during the continuance of an Event of Default, Lender shall have the right (i) to transfer the whole or any part of the Pledged Collateral into the name of Lender or its nominee, (ii) to notify any person obligated on any of the Pledged Collateral to make payment directly to Lender or its nominee of any amounts due or to become due thereon and (iii) to vote the Pledged Collateral.

(b) Any written notice of the sale, disposition or other intended action by Lender with respect to the Pledged Collateral which is sent by certified mail, return receipt requested or by overnight courier to Debtor at Debtor’s address specified in the introductory paragraph hereof, or such other address of Debtor as Debtor may from time to time provide in writing to Lender, at least ten (10) days prior to such sale, disposition or action, shall constitute reasonable notice to Debtor, unless applicable law requires a longer period. However, this provision shall not be construed to impose any obligation on Lender to notify Debtor of Lender’s intent to sell, dispose of or take other action with respect to the Pledged Collateral, except to the extent applicable law requires such notice or notice is otherwise expressly required herein.

(c) Debtor recognizes that Lender may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or applicable state or provincial securities laws, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire all or a part of the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Debtor acknowledges and agrees that any private sale so made may be at prices and on other terms less favorable to the seller than if such Pledged Collateral were sold at public sale, and that Lender has no obligation to delay the sale of such Pledged Collateral for the period of time necessary to permit registration of such Pledged Collateral for public sale under any securities laws. Debtor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. If any consent, approval or authorization of any federal, state, provincial, municipal or other governmental department, agency or authority should be necessary to effect any sale or other disposition of the Pledged Collateral, or any partial sale or other disposition of the Pledged Collateral, Debtor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best commercial efforts to secure the same.

(d) All costs and expenses, including, without limitation, attorneys’ fees and expenses, incurred by or on behalf of Lender in connection with the taking, holding, preparing for sale or other disposition, selling, managing, collecting or otherwise disposing of the Pledged Collateral, and when overdue and representing an Event of Default, at the election of Lender in its sole discretion, together with interest thereon at a per annum rate of interest which is equal to the then highest rate of interest charged on the Obligations during an Event of Default under the Loan Agreement from the earlier of the date paid or demanded until repaid in full (the “Liquidation Costs”), shall be paid by Debtor to Lender on demand and shall constitute and become a part of the Obligations secured hereby. Any retained Pledged Collateral and any proceeds of sale or other disposition of the Pledged Collateral (up to the limits expressly set forth above) will be applied by Lender to the payment of the Liquidation Costs, and the balance of such proceeds (if any) will be applied by Lender toward the payment of the Obligations (whether then due or not) in such order and manner of application as Lender may from time to time in its sole discretion determine. Except as may be otherwise specifically provided in this Agreement, all Pledged Collateral and proceeds of Pledged Collateral coming into Lender’s possession may be applied by Lender to any of the Obligations, whether matured or unmatured, as Lender shall determine in its sole discretion. Lender may defer the application of non-cash proceeds of Pledged Collateral to the Obligations until cash proceeds are actually received by Lender.

(e) Each right, power and remedy of Lender as provided for in this Agreement, now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Lender of any one or more such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies.

(f) No failure or delay by Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute or be deemed to constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude Lender from exercising any such right, power or remedy at any later time or times.

(g) The rights of Lender to exercise remedies hereunder with respect to Subsidiary that would, under the laws of India, constitute a “transfer” of the Ownership Interests of Debtor in Subsidiary shall not be exercised by Lender until such time as it has received the registration or approval of the transfer (for security) of such Ownership Interests from the Reserve Bank of India; provided, however, the custody of the share certificates representing such Ownership Interests with Lender is not intended by the parties to effect a transfer of such Ownership Interests.

13. Voting Rights. Unless an Event of Default has occurred and is continuing, Debtor shall be permitted to exercise all voting and shareholder rights with respect to the Pledged Interests; provided, however, that no vote shall be cast or shareholder right exercised or other action taken which, in Lender’s reasonable judgment, would be reasonably likely to impair the Pledged Collateral or which would be inconsistent with or result in any violation of any provision of the Loan Documents, including, without limitation, dissolution. Lender shall reasonably cooperate with Debtor in helping Debtor exercise its voting and shareholder rights with respect to the Pledged Interests consistent with this Section 13; provided, however, that such cooperation by Lender (or any lack thereof) shall have no impact on the limitations on Lender’s obligations established by Section 4 above. In support of the conditionally-exercisable voting rights granted to Lender hereunder, as permitted and customary under Applicable Law, Debtor hereby shall execute and deliver the Proxies appended hereto as Exhibits C and D.

14. Debtor Waivers. To the extent not prohibited by applicable law, Debtor waives any right to require Lender to (a) proceed against Subsidiary, any guarantor or any other person; (b) proceed against or exhaust any security held from Subsidiary, if any; (c) marshal any assets of Subsidiary; or (d) pursue any other remedy in Lender's power whatsoever. Following the occurrence and during the continuance of an Event of Default, Lender may, at its election, exercise, decline or fail to exercise any right or remedy it may have against Subsidiary or any security held by Lender, including without limitation the right to foreclose upon any such security by judicial or no judicial sale, without affecting or impairing in any way the liability of Debtor hereunder. To the extent not prohibited by applicable law, Debtor waives (i) any defense arising by reason of any disability or other defense of Subsidiary or by reason of the cessation from any cause whatsoever of the liability of Subsidiary, (ii) any setoff, defense or counterclaim that Subsidiary may have against Lender, (iii) until payment in full of the Obligations, any right of subrogation or reimbursement, contribution or other rights against Subsidiary, and Debtor waives any right to enforce any remedy that Lender now has or may hereafter have against Subsidiary, (iv) any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Subsidiary, and (v) all presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, notice of acceptance of this Agreement, notice of any default, notice of payment and nonpayment whenever occurring, notice of release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender on which Debtor may in any way be liable, and notice of the existence, creation, or incurring of new or additional indebtedness.

15. Power of Attorney. Debtor hereby grants Lender an irrevocable power of attorney, coupled with an interest, with full power of substitution and full power and authority to: (i) prepare, execute and deliver on behalf of Debtor any and all such instruments, assignments, stock or bond powers, financing statements, certificates and other documents as Lender deems reasonably necessary in order to perfect and protect its interests in the Pledged Collateral, (ii) upon the occurrence and during the continuance of an Event of Default, execute on behalf of Debtor any and all such instruments, assignments, stock or bond powers, financing statements, certificates and other documents as Lender deems reasonably necessary in order to perfect and protect its interests in the Pledged Collateral, (iii) upon the occurrence and during the continuance of an Event of Default, endorse Debtor’s name on requests to other secured parties of Debtor for accountings, confirmations of collateral and confirmations of statements of account, and (iii) upon the occurrence and during the continuance of an Event of Default, without any advance notice, but with prompt advice to Debtor, (A) to liquidate any Pledged Collateral and apply the proceeds thereof directly to the Obligations, (B) to transfer ownership of any Pledged Collateral to an account designated by Lender and (C) to take such other actions with respect to the Pledged Collateral as Lender, in its sole discretion, shall deem necessary or appropriate in order to protect its interest in the Pledged Collateral. This power of attorney is made pursuant to this Agreement, is coupled with an interest and may not be revoked or cancelled before all of the Obligations have been paid or otherwise satisfied (other than inchoate indemnification obligations).

16. Insolvency of Debtor. If Debtor becomes insolvent or is adjudicated bankrupt or files a petition for reorganization, arrangement, composition or similar relief or is the subject of any other Insolvency Proceeding (as defined in the Loan Agreement) under any present or future provision of the United States Bankruptcy Code, the Hong Kong Legal Requirements relating to insolvency (including but not limited to Companies Ordinance (Cap 32), the Companies (Winding Up) Rules (Cap 32H) and the Bankruptcy Ordinance (Cap 6) or equivalent Legal Requirements in any other jurisdiction, or if such a petition is filed involuntarily against any Debtor, and in any such proceeding part or all of any Indebtedness or Obligations under the Loan Agreement are terminated or rejected or any obligation of Debtor is modified or abrogated, or if Debtor's Obligations are otherwise avoided for insolvency, bankruptcy or any similar reason, Debtor irrevocably agrees that its liability hereunder shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred. This Agreement shall continue to be effective or be reinstated, as the case may be, if any payment on the Obligations is required to be returned by Lender upon the insolvency, bankruptcy or reorganization of Debtor, or otherwise, as though such payment had not been made.

17. Governing Law; Venue; Service. This Agreement and all acts and transactions hereunder and all rights and obligations of Lender and Debtor shall be governed by the laws of the State of California, provided that Debtor and Subsidiary obligations hereunder may be perfected under the laws of the jurisdiction of Debtor and Subsidiary. As a material part of the consideration to Lender to enter into this Agreement, Debtor (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at Lender's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Santa Clara County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; (iii) irrevocably agrees that service upon it at its principal business address as specified in the Loan Agreement shall constitute valid and effective service upon Debtor and Subsidiary for all matters arising out of this Agreement; and (iv) waives any and all rights Debtor may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding. Without limiting the foregoing, certain Loan Documents creating Lender security interests and Lender’s perfection and/or registration of the same may specify a governing law other than California law and may specify a jurisdiction for enforcement of security interests or other actions in connection with such other Loan Documents. In such cases, the terms of such other Loan Documents shall be construed as supplemental to the terms of this Section and Lender rights thereunder may be exercised on the terms set forth in such other Loan Documents.

18.  Further Assurances. Subsidiary acknowledges the pledge of its Ownership Interests contemplated in this Agreement and Debtor shall, and shall direct Subsidiary to, promptly execute and cause to be delivered to Lender such instruments and other documents, and shall take such other lawful actions, as Lender may reasonably request for the purpose of ensuring that the pledge of Subsidiary Ownership Interests set forth herein are compliant with the laws of the jurisdictions applicable to Subsidiary.

19. Miscellaneous. Neither this Agreement nor any term, condition, covenant, or agreement herein may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. This Agreement shall be binding upon the heirs, personal representatives, successors and assigns of Debtor and shall inure to the benefit of the successors and assigns of Lender. As used herein the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine or neuter gender shall include all genders as the context may require, and the term “person” shall include an individual, a corporation, an association, a partnership, a trust, a limited liability company, an organization, a government or political subdivision thereof and a governmental agency. Unless varied by this Agreement, all terms used herein which are defined by the Code shall have the same meanings hereunder as assigned to them by the Code, as in effect on the Effective Date. The Loan is not a “consumer transaction” as defined in the Code and none of the Collateral was or will be purchased primarily for personal, family or household purposes. References to “Debtor” herein mean “each Debtor”. Except to the extent otherwise expressly specified in this Agreement, capitalized terms used but not defined herein have their meanings as set forth in the Loan Agreement.

20. Integration. This Agreement and the other Loan Documents (as defined in the Loan Agreement) are the final, entire and complete agreement between Debtor and Lender with respect to the Pledged Interests and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement.

21. MUTUAL JURY TRIAL WAIVER. DEBTOR AND Lender EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN Lender AND DEBTOR, OR ANY CONDUCT, ACTS OR OMISSIONS OF Lender OR DEBTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH Lender OR DEBTOR, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and order applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to the California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as a Deed (as applicable) by their authorized representative(s) as of the Effective Date.

[SIGNATURE PAGE FOLLOWS]

HK debtor:

Executed and Delivered as a Deed by     )

Borqs Hong Kong Limited                            )

Acting by:

/s/ Pat Sek Yuen Chan

Name: Pat Sek Yuen Chan

Title: Sole Director

in the presence of :

/s/ Anthony Chan

Witness name: Anthony Chan

Witness occupation:

Cayman Debtor:

Executed and Delivered as a Deed by         )

BORQS International Holding Corp          )

Acting by:

/s/ Anthony Chan

Name: Pat Sek Yuen Chan

Title: Sole Director

in the presence of :

/s/ Anthony Chan

Witness name: Anthony Chan

Witness occupation: CFO

Lender: PARTNERS FOR GROWTH V, L.P. By /s/ Geoffrey Allan Name: Geoffrey Allan Title: Manager, Partners for Growth V, LLC Its General Partner
ACKNOWLEDGED BY: Subsidiary: Borqs Software Solutions Private Limited /s/ Pat Sek Yuen Chan Director Name: Pat Sek Yuen Chan __________________________ Director Name: _______________________

Signature Page to Share Pledge Agreement (BORQS India)

EXHIBIT A

PLEDGED INTERESTS

The Pledged Interests consist of all of Debtor’s right, title and interest in and to the following whether owned now or hereafter arising and whether the Debtor has rights now or hereafter has rights therein and wherever located:

All Ownership Interests (as defined in the Agreement) in the Pledged Collateral, including those identified as:

With respect to HK Debtor, Certificate No. ______________ for one (1) share, and

With respect to Cayman Debtor, Certificate No. _______________ for Nine Thousand Nine Hundred Ninety-Nine (9,999) shares, and all of Pledgor's books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

Exhibit A to BORQS (India Subsidiary) Share Pledge Agreement

A-1

EXHIBIT B

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned (“Debtor”) does hereby sell, assign and transfer to ______________________________________________ all of its Ownership Interests (as defined in the Share Pledge Agreement to which this Irrevocable Stock Power is exhibited), which are, as of the date of this Irrevocable Stock Power, represented by share certificate No. _______________for [one (1)] share in Borqs Software Solutions Private Limited, a company formed under the laws of India, standing in the name of Debtor on the books of said Person. The undersigned does hereby irrevocably constitute and appoint ________________________, attorney, to transfer said Ownership Interests in such Person on the books of said Person, with full power of substitution of the premises. Said power of attorney shall not effect a transfer of the specified Ownership Interests until such time as the Reserve Bank of India has approved and/or registered the transfer (for security) of such Ownership Interests.

____________ __, 2019

Debtor:

EXECUTED AND DELIVERED AS A DEED BY	)
BORQS HONG KONG LIMITED	)
ACTING BY:

_________________________________

NAME: _______________________

TITLE: SOLE DIRECTOR

IN THE PRESENCE OF :

________________

WITNESS NAME: ________________________

WITNESS OCCUPATION: _________________

B-1

EXHIBIT B

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned (“Debtor”) does hereby sell, assign and transfer to ______________________________________________ all of its Ownership Interests (as defined in the Share Pledge Agreement to which this Irrevocable Stock Power is exhibited), which are, as of the date of this Irrevocable Stock Power, represented by share certificate No. _______________for [one (1)] share in Borqs Software Solutions Private Limited, a company formed under the laws of India, standing in the name of Debtor on the books of said Person. The undersigned does hereby irrevocably constitute and appoint ________________________, attorney, to transfer said Ownership Interests in such Person on the books of said Person, with full power of substitution of the premises. Said power of attorney shall not effect a transfer of the specified Ownership Interests until such time as the Reserve Bank of India has approved and/or registered the transfer (for security) of such Ownership Interests.

______________ __, 2019

Debtor:

EXECUTED AND DELIVERED AS A DEED BY )
BORQS INTERNATIONAL HOLDING CORP )
ACTING BY:

_________________________________

NAME: _______________________
TITLE: SOLE DIRECTOR

IN THE PRESENCE OF :

________________

WITNESS NAME: ________________________

WITNESS OCCUPATION: _________________

B-2

EXHIBIT C

IRREVOCABLE PROXY

The undersigned (“Grantor”), the holder of Ownership Interests (as hereinafter defined) in its subsidiary specified below (“Subsidiary”), hereby irrevocably appoints Partners for Growth V, L.P., a Delaware limited partnership (“Lender”), as its agent, to vote all such Ownership Interests (as defined in the Share Pledge Agreement to which this Proxy is exhibited on the books of Subsidiary as of the Effective Date (and as of any future date if additional Ownership Interests are held by Grantor), at all meetings of equity holders and adjournments thereof, and in all written consents of equity holders, with respect to all matters that are or are required to be submitted to equity holders for approval. The foregoing appointment of Lender as its agent shall continue from the date of this Proxy until such time as all Obligations (other than inchoate indemnity obligations) under that certain Loan and Security Agreement between the undersigned and Lender (the “Loan Agreement”) have been paid and performed. Lender shall have all the power the undersigned possesses as an equity holder in each Subsidiary. The undersigned hereby ratifies and confirms all acts Lender may do or cause to be done by virtue of this Proxy. The rights granted under this Irrevocably Proxy shall be exercised by Lender only upon the occurrence of an Event of Default under the Loan Agreement that is continuing.

The undersigned hereby revokes all previous proxies given by the undersigned with respect to such Ownership Interests in Subsidiary. The undersigned hereby waives all right to cancel this Proxy at any time during the period set forth above. This Proxy is coupled with an interest.

Subsidiary: Borqs Software Solutions Private Limited, a company formed under the laws of India

In witness whereof, the undersigned has executed this Proxy as of _____________ __, 2019.

Grantor:

EXECUTED AND DELIVERED AS A DEED BY )
BORQS HONG KONG LIMITED )
ACTING BY:

_________________________________

NAME: _______________________
TITLE: SOLE DIRECTOR

IN THE PRESENCE OF :

________________

WITNESS NAME: ________________________

WITNESS OCCUPATION: _________________

C-1

EXHIBIT C

IRREVOCABLE PROXY

The undersigned (“Grantor”), the holder of Ownership Interests (as hereinafter defined) in its subsidiary specified below (“Subsidiary”), hereby irrevocably appoints Partners for Growth V, L.P., a Delaware limited partnership (“Lender”), as its agent, to vote all such Ownership Interests (as defined in the Share Pledge Agreement to which this Proxy is exhibited on the books of Subsidiary as of the Effective Date (and as of any future date if additional Ownership Interests are held by Grantor), at all meetings of equity holders and adjournments thereof, and in all written consents of equity holders, with respect to all matters that are or are required to be submitted to equity holders for approval. The foregoing appointment of Lender as its agent shall continue from the date of this Proxy until such time as all Obligations (other than inchoate indemnity obligations) under that certain Loan and Security Agreement between the undersigned and Lender (the “Loan Agreement”) have been paid and performed. Lender shall have all the power the undersigned possesses as an equity holder in each Subsidiary. The undersigned hereby ratifies and confirms all acts Lender may do or cause to be done by virtue of this Proxy. The rights granted under this Irrevocably Proxy shall be exercised by Lender only upon the occurrence of an Event of Default under the Loan Agreement that is continuing.

The undersigned hereby revokes all previous proxies given by the undersigned with respect to such Ownership Interests in Subsidiary. The undersigned hereby waives all right to cancel this Proxy at any time during the period set forth above. This Proxy is coupled with an interest.

Subsidiary: Borqs Software Solutions Private Limited, a company formed under the laws of India

In witness whereof, the undersigned has executed this Proxy as of ____________ __, 2019.

Grantor:

EXECUTED AND DELIVERED AS A DEED BY )
BORQS INTERNATIONAL HOLDING CORP )
ACTING BY:

_________________________________

NAME: _______________________

TITLE: SOLE DIRECTOR

IN THE PRESENCE OF :

________________

WITNESS NAME: ________________________

WITNESS OCCUPATION: _________________

C-2

EXHIBIT D

Form MGT-11 Proxy – Borqs International Holding Corp

Attached.

D-1

EXHIBIT D

Form MGT-11 Proxy – Borqs Hong Kong Limited

Attached.

D-2